UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CHINACAST EDUCATION CORPORATION
(Name of Registrant as Specified in its Charter)

NED SHERWOOD ZS EDU L.P. ZS EDU GP LLC ROBERT HORNE DEREK FENG DANIEL TSEUNG
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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On December 20, 2011, Ned Sherwood issued a press release relating to ChinaCast Education Corporation. The press release is filed as Exhibit 1 hereto and incorporated herein by reference.

Important Information

SECURITY HOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON DECEMBER 15, 2011, THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY NED SHERWOOD, ZS EDU L.P., ZS EDU GP LLC, ROBERT HORNE AND THE NOMINEES FROM THE STOCKHOLDERS OF CHINACAST EDUCATION CORPORATION (THE “ISSUER”) FOR USE AT THE ISSUER’S ANNUAL MEETING BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. INVESTORS CAN GET THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

NED SHERWOOD, ZS EDU L.P., ZS EDU GP LLC, ROBERT HORNE AND THE NOMINEES WILL BE DEEMED PARTICIPANTS IN THE PROXY SOLICITATION. THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, WITHOUT CHARGE UPON REQUEST. INFORMATION RELATING TO THE PARTICIPANTS IN THE PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON DECEMBER 15, 2011.

Exhibits:

Exhibit 1:	Press release

Exhibit 1

DELAWARE COURT OF CHANCERY ENJOINS ANNUAL MEETING OF

STOCKHOLDERS OF CHINACAST EDUCATION CORPORATION

-Temporary restraining order delaying annual meeting granted at request of major stockholder Ned Sherwood

-Mr. Sherwood committed to running a full and transparent review of strategic alternatives

NEW YORK, Dec. 20, 2011 – The Court of Chancery of the State of Delaware today entered a temporary restraining order enjoining ChinaCast Education Corporation (Nasdaq GS: CAST) from holding its 2011 annual meeting of stockholders, currently scheduled for December 21, 2011 at 9:00 a.m. Beijing Standard Time, until January 10, 2012 at 9:00 a.m. Beijing Standard Time (January 9, 2012 at 8:00 p.m. Eastern Standard Time).

Ned Sherwood noted: “The decision will allow all stockholders to make a reasoned choice for board members that are committed to continuing the company’s strategic review process in a fully transparent manner. If, at the end of that strategic review process, a buyer emerges for the company at a value that is acceptable to the board of directors, we are fully committed to engage in a transaction at that time.”

Gibson, Dunn & Crutcher LLP is acting as legal advisor to Mr. Sherwood.

Important Information

SECURITY HOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON DECEMBER 15, 2011, THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY NED SHERWOOD, ZS EDU L.P., ZS EDU GP LLC, ROBERT HORNE AND THE NOMINEES FROM THE STOCKHOLDERS OF CHINACAST EDUCATION CORPORATION (THE “ISSUER”) FOR USE AT THE ISSUER’S ANNUAL MEETING BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. INVESTORS CAN GET THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

NED SHERWOOD, ZS EDU L.P., ZS EDU GP LLC, ROBERT HORNE AND THE NOMINEES WILL BE DEEMED PARTICIPANTS IN THE PROXY SOLICITATION. THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, WITHOUT CHARGE UPON REQUEST. INFORMATION RELATING TO THE PARTICIPANTS IN THE PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON DECEMBER 15, 2011.

Contact:

Scott Winter

Innisfree M&A Incorporated

212-750-5833